SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 5, 2003

                                 eCHAPMAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Maryland                     0-28123                  52-2184621
------------------------------  ---------------------     ----------------------
 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)         (IRS EMPLOYER
     OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
         ORGANIZATION)

                        401 East Pratt Street, 28th Floor
                               Baltimore, MD 21202
                                 (410) 625-9656

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

         On August 5, 2003, eChapman, Inc's Board of Directors authorized the filing of a Form 15 to terminate registration of its common stock under the Securities and Exchange Act of 1934.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                eCHAPMAN, INC.

Date:    August 5, 2003                         By: /s/ Nathan A. Chapman
                                                    ----------------------------
                                                    Nathan A. Chapman, President

                              [eChapman Letterhead]

August 5, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      eChapman, Inc.
                  Form 8-K
                  File No. 0-28123

Ladies and Gentlemen:

         On behalf of eChapman, Inc., ("eChapman") pursuant to Regulation S-T under the Securities Exchange Act of 1934, as amended, one copy of eChapman's Form 8-K is being transmitted herewith.

         Any questions or comments should be directed to the undersigned at
(410) 625-9656.

                                       Very truly yours,

                                       /s/ Nathan A. Chapman Jr.
                                       -------------------------------
                                           Nathan A. Chapman Jr.